SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2008

Nevada (State or other jurisdiction of incorporation or organization)	Legacy Wine & Spirits International Ltd. (Exact name of registrant as specified in its charter)	91-1963840 (I.R.S. Employer Identification No.)
385 52 Ave., Pointe-Calumet, Quebec, Quebec, Canada (Address of principal executive offices)		J0N 1G4 (Zip Code)
1-888-488-6882 (Registrant's telephone number, including area code)
Legacy Mining Ltd. Suite 806 – 1288 Alberni St., Vancouver, B.C., V6E 4N5 (Former name or former address, if changed since last report)

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01_ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 6, 2008, the Registrant signed a distribution agreement with 2174684 Ontario Inc.(“2174684”), an Ontario based Company, whereby 2174684 will be the exclusive supplier to the Registrant of the wine product list (as listed in Exhibit 10.01 below, Schedule “A”) and the Registrant will be the exclusive distributor of these products throughout China.

2174684 (“Supplier”) agrees that during the term of this Agreement, it shall:

(a)

sell to the Distributor, at the Purchase Price, such quantities of the Products as are ordered by the Distributor from time to time;

(b)

deliver all orders of the Products made by the Distributor, upon the terms otherwise set out herein, within and not later than fifteen (30) days from the date of the receipt by Supplier of the said order;

(c)

refund or credit to the account of the Distributor the amounts paid or owing by the Distributor for any Products which are defective or faulty so as to be un-saleable and which the Distributor returns to Supplier, provided that the fault or defect does not arise as result of the actions of the Distributor or breach of the Distributor's obligations under this Agreement;

(d)

use its best efforts to maintain or improve the quality and standards of the Products;

(e)

provide to the Distributor, at its cost, any and all sales promotional material, brochures, price lists and any other literature relative to the Products at such time and in such quantities as may be mutually agreed upon; and

(f)

assist the Distributor by all reasonable means in selling and distributing the Products to customers, including, without limitation, co-ordinating sales programs with the Distributor.

2174684 agrees that during the term of this Agreement, it shall not:

(a)

withhold delivery of the Products ordered by the Distributor for any reason other than non-payment in respect of previous orders or breach of any of the terms and conditions of this Agreement;

(b)

distribute, sell, or solicit orders for the Products within or for ultimate delivery to any place within the Territory defined herein without the prior written consent of the Distributor; and

(c)

directly or indirectly manufacture, process, distribute, promote, advertise, sell, offer to sell or solicit orders for, or give any advice, assistance or information whatsoever concerning the use, application, sale or distribution of any product or products which may reasonably be regarded as competing for the same market as the Products in the Territory, without the Distributor's prior written consent. Any dispute in this regard shall be resolved by arbitration in accordance herewith, unless the parties agree otherwise.

The Registrant (“Distributor”) agrees that during the term of this Agreement, it shall:

(a)

comply and cause all its Sub-distributors or parties appointed by it to comply, with all applicable laws in the Territory relating to the advertising, distribution and sale of the Products and with the terms and conditions of this Agreement;

(b)

devote its best efforts to the performance of its obligations under this Agreement;

(c)

make every reasonable effort and use proper means to develop the market potential for trade in the Products, and actively solicit orders for the sale of the Products, provided that in no event shall the Distributor be required to expend any moneys on advertising or other marketing and sale techniques, except as the Distributor, in its sole discretion, determines appropriate; and

(d)

develop, promote and maintain with customers the goodwill and reputation of the Products.

The Registrant (“Distributor”) agrees that the during the term of this Agreement, it shall not:

(a)

distribute, sell or solicit orders for the Products outside the Territory, nor will it permit or allow any Sub-distributor, or party appointed by it, to distribute, sell, or solicit orders for the Products outside the Territory, except as may expressly be authorized by Supplier .

Terms of Agreement

This Agreement shall come into effect on its date of execution and shall continue in full force and effect, unless terminated earlier in accordance with the terms set out below, until the tenth (10th) anniversary of the date of execution (the "Initial  Term").

Provided that Supplier and the Distributor have complied with all the terms and conditions hereof, this Agreement shall be automatically renewed at the completion of the Initial Term and shall continue on the same terms and conditions as contained herein for successive five (5) year periods (the "Renewal Term"), unless either party shall have provided ninety (90) days' prior written notice that the Agreement shall not be automatically renewed for a Five (5) year period.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01_COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Registrant, having completed a Private Placement as described below in Item 3.02, has completed the following significant tangible asset purchases with respect to its Wine & Spirits liquor store operations in China.

Leasehold Improvements

The Registrant will own and operate the first two (2) Wine and Spirits liquor stores in China. Design details of the Liquor Stores were completed and are shown as Exhibits 99.01 to 99.05 below. These design renderings will be the blueprints to renovate the stores acquired in China. The Registrant has spent $90,000 to date on this project.

Website Development Costs and Marketing materials

The Registrant has completed its new website, www.legacywineandspirits.com.

The Registrant has designed and completed an exclusive logo for “Legacy Wine & Spirits International Ltd.” which appears as Exhibit 99.06 below. The Registrant has spent $22,500 on this project to date and expects additional costs to be incurred once inventories of product have been priced and finalized.

Branding and labeling

The Registrant has designed and completed specific brand labels for the “Legacy Wine & Spirits” name brand. These renderings are shown as Exhibit 99.07 below. The Registrant has also created labeling for its first three liquor products, specifically, “Rasta Rum”, “Sonic Gin” and “Sledgehammer Vodka”. Another label for “Mac & Mac Scotch “ is in progress. These labels are shown below as Exhibits 99.08 to 99.14 below. The Registrant has spent $39,500 on this project to date and further costs are expected once additional liquor products are marked for inventory.

Inventory

The Registrant will be purchasing its initial inventory in the next 30 days. The price grid model for the initial inventory, expressed in Euro dollars appears below as Exhibit 10.02. The prices listed are subject to change without notice The initial inventory purchase for the two stores is expected to be between $50,000-$100,000 based on orders received from wholesale distributors and other retail stores.

Business License

The Registrant will operate its initial two (2) Wine & Liquor stores in China. The business license appears as Exhibit 99.15 below. As previously disclosed and incorporated by reference is the Registrant’s Form 8-K filed May 27, 2008 disclosing the acquisition of a 15 year general license to import, bottle, blend, manufacture and distribute wine and spirits throughout China. The Registrant issued 1,000,000 restricted common shares valued at $950,000 to acquire this license.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On June 9, 2008, the Registrant completed the closing of the first phase in connection with a Private Placement (the “Private Placement“) of its securities to certain accredited investors for aggregate gross proceeds of $460,000. The investors purchased an aggregate of 920,000 shares of the Registrant at a price of $0.50 per share, subject to restrictions under Rule 144. The Registrant is now proceeding with the second phase in connection with a Private Placement, which will raise an additional $540,000 through the issuance of 720,000 shares of the Registrant at a price of $0.75 per share for a grand total proceeds of $1,000,000. The Registrant’s Private Placement Subscription Form and Investor’s Questionnaire are shown in Exhibit 10.03 and 10.04. The Registrant’s business plan for its Wine & Spirits venture is shown as Exhibit 99.16 below.

The Registrant has used and intends to use the offering proceeds from its private placement to purchase tangible assets, which include, among other things, leasehold improvements to its proposed wine and liquor stores in China, branding and labeling of its products, website and marketing materials and inventory purchases. Please refer to item 2.01 above.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

The Company has historically had limited operations and revenues. The former business operations under Legacy Mining Ltd. related to mineral exploration based activities had been such that the company had previously disclosed that it believed it should be considered a shell company as defined in rule 12b-2 of the Exchange Act. We had previously based this belief on the factors that we had nominal operations and nominal assets.

Commensurate with the Registrant’s change of name to Legacy Wine & Spirits International Ltd. and its change of business to the sale of Wine & Spirits, management has now made significant progress developing and implementing the “Legacy Wine & Spirits International Ltd. “ business objectives. Key agreements and associations have now been put into place. Significant financing activities have been completed, tangible assets have been acquired and operational staffing and inventory sourcing is being developed.

As a result of the completion of the license and distribution agreements and the increased operational activities and capital resources, the Company has decided that it is no longer appropriate to maintain the shell status designation as defined in

Rule 12b-2 of the Exchange Act.

ITEM 9.01 EXHIBITS.

(c)  Exhibits

10.01:  Exclusive Distribution Agreement, including schedule “A” list of products.

10.02   Corporate Inventory Price Grid

10.03

Private Placement Subscription Form

10.04

Private Placement Questionnaire

99.01

Exterior View #1 – Wine & Spirits Store

99.02

Exterior View #2 – Wine & Spirits Store

99.03

Interior Right View – Wine & Spirits Store

99.04

Interior Left View – Wine & Spirits Store

99.05

Interior Top View – Wine & Spirits Store

99.06

Corporate Logo

99.07

Exclusive Legacy Brand Labels

99.08

Sledgehammer Vodka Label Concept #1

99.09

Sledgehammer Vodka Label Concept #2

99.10

Sledgehammer Vodka Label Concept #3

99.11

Sledgehammer Vodka Label Concept #4

99.12

Sledgehammer Vodka Label Concept #5

99.13

Sonic Gin Label Concept

99.14

Rasta Rum Label Concept

99.15

Business License

99.16

Business Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Legacy Wine & Spirits International Ltd.

DATED:  June 10, 2008

By:         /s/: M. Scheive

M. Scheive, President